Exhibit 10.12(c)

March 25, 2005

AAMES CAPITAL CORPORATION,

AAMES FUNDING CORPORATION,

AAMES INVESTMENT CORPORATION and

AAMES FINANCIAL CORPORATION

350 S. Grand Ave., 40th floor

Los Angeles, CA 90071

Attn: Jon Van Deuren, Sr. Vice President, Finance

Re:	Commitment Letter for Revolving Credit and Security Agreement

Ladies and Gentlemen:

This Commitment Letter is made and entered into, as of the date set forth above, by and between Countrywide Warehouse Lending, a California corporation (“Lender”) and Aames Capital Corporation a California corporation, Aames Funding Corporation a California corporation, Aames Investment Corporation a Maryland REIT and Aames Financial Corporation a Delaware corporation (collectively “Borrower”). This Commitment Letter supplements the Revolving Credit and Security Agreement (the “Agreement”) by and between Lender and Borrower. In the event there exists any inconsistency between the Agreement and this Commitment Letter, the latter shall be controlling notwithstanding anything contained in the Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. This Commitment Letter supercedes all previous Commitment Letter and amendments as of the Effective Date.

Effective Date:	March 25, 2005.

Term:	One (1) year, maturing on March 24, 2006.

Aggregate Credit Limit:	Three Hundred Million Dollars ($300,000,000).

Financial Covenants: The ongoing availability of the Agreement is subject to the maintenance of the following financial covenants for Aames Investment Corporation, on a consolidated basis, including all subsidiaries) :

(a) Minimum Tangible Net Worth (Tangible Net Worth shall be defined as stockholders equity per GAAP): $250,000,000 plus 50% of any additional capital raised in a third party offering.

(b) Adjusted Leverage Ratio: 5.5:1

(c)     Maximum ratio of Total Liabilities (including outstanding balances on warehouse lines, repurchase facilities, off balance sheet financing and outstanding debt related to the REIT) to Tangible Net Worth 15:1.

Acknowledged:
CWL:
Aames Capital:
Aames Funding:
Aames Investment:
Aames Financial:

Aames Capital Corporation, Aames Funding Corporation,

Aames Investment Corporation and Aames Financial Corporation

March 25, 2005

(d) Minimum Liquidity: Borrower shall maintain all times cash or Cash Equivalents of $65,000,000.

(e) Net Income (as defined by GAAP): Positive when combining any two consecutive quarters with measurement commencing on June 30, 2005.

Other Covenants:	The ongoing availability of credit under the Agreement is subject to Borrower’s compliance with all other covenants in the Agreement, including, without limitation;

(i)      Not making any material changes to its underwriting practices without the prior consent of Lender, not making any material changes to its secondary marketing and interest rate risk management practices without the providing Lender with fifteen (15) business days prior written notice.

Advance Request Deadline (upon receipt by Lender of all
requirements):	2:00 p.m. (Pacific time). Borrower to provide notice to Lender by 12:00 PM, PST, in the event more than $5 million will be funded after 1:00 PM PST.

Deadline for daily receipt of funds and Purchase Advices by Lender:	1:00 p.m. (Pacific time).

Commitment Fee:	As set forth in that certain letter agreement dated March 21, 2005 by and among Lender and Borrower.

Unused Facility Fees:	Waived

Minimum Over/Under
Account Balance:	$500,000 (Borrower to be entitled to interest on a monthly basis thereon at an annual rate of LIBOR on the positive monthly average Over/Under Balance up to the Minimum required Over/Under Account Balance.);

Eligible Loan:	Prior to each Advance, each such mortgage loan will satisfy Lender’s eligibility criteria, including, but not limited to:

(a) Each mortgage loan will be in compliance with all representations and warranties contained in the Agreement;

(b)     No mortgage loan will be more than 30 days past its original funding date unless i.) Borrower has engaged Countrywide Securities Corporation as either a lead or co-lead manager on a securitization or a whole trade commitment with Countrywide Securities Corporation or affiliates or ii.) Borrower has notified Lender in advance and Lender has

Acknowledged:
CWL:
Aames Capital:
Aames Funding:
Aames Investment:
Aames Financial:

Aames Capital Corporation, Aames Funding Corporation,

Aames Investment Corporation and Aames Financial Corporation

March 25, 2005

acknowledged, a rewarehousing transaction; no loan will be contractually delinquent more than 59 days, loans with first payment made greater than 45 days past the scheduled payment date will be reduced to zero;

(c) No mortgage loan will be subject to either HOEPA requirements or any similar state or local “high cost” law or regulation;

(d)     Eligible property types are Single Family Residence, Condominium, Townhouse, Planned Urban Development (PUD) and multiple unit properties of 2-4 units; ineligible property types include co-op, mobile home, land, commercial and multi units of 5+units, or otherwise not eligible per agency guidelines.

With respect to loans in Tranche F the following additional criteria apply:

(e) Each mortgage loan will conform in all material respects to Borrower’s underwriting guidelines, which shall be provided to, and approved by, Lender;

(f) No more than 5% of the aggregate outstanding balance will consist of mortgage loans with a manufactured dwelling property type and no such mortgage loan will have an LTV in excess of 85%;

(g) No more than 5% of the aggregate outstanding balance will consist of mortgage loans having credit grades of C- or D;

(h) No loan shall have a FICO score, on the primary borrower, of less than 500;

(i) No mortgage loan shall have an LTV or CLTV in excess of 100%;

(j) No more than 5% of the aggregate outstanding balance will consist of mortgage loans that are stated income investment property;

(k) No loan shall have an overall debt-to-income ratio in excess of 55.0%;

There will be no adverse selection with respect to mortgage loans delivered hereunder and that the characteristics with respect to, but not limited to, note rate distribution, LTV, loan grade, credit score and geographic distribution shall be consistent with the characteristics of Borrower’s overall loan production.

Maximum Individual Closing
Agent Dry Loan Limit:	20% of the Borrower’s Tangible Net Worth as defined by HUD.

Maximum Individual Closing
Agent Wet Loan Limit:	10% of the Borrower’s Tangible Net Worth as defined by HUD.

Acknowledged:
CWL:
Aames Capital:
Aames Funding:
Aames Investment:
Aames Financial:

Aames Capital Corporation, Aames Funding Corporation,

Aames Investment Corporation and Aames Financial Corporation

March 25, 2005

Reporting requirements:	Financial Reports: Borrower to provide Lender with Interim financials together with all other financial information requested by Lender no more than thirty (30) days following the last day of the previous month end, Borrower is to provide Lender with a Quarterly officer certification with full attachments and all other financial information requested by Lender no more than 45 days following the last day of the first three fiscal quarters. Borrower to provide Lender with audited financials and all other financial information requested by lender no more than ninety (90) days following the last day of the fiscal year.

Borrower will provide Lender an electronic data format by the 15th day following month end of detailed loan servicing data sufficient to determine loan performance and any additional data as may be requested from time to time by Lender, of mortgage loans financed with Lender (data elements to be agreed upon).

Fees and Expenses:	Borrower to pay Lender the following fees and expenses in connection with the Agreement:

Wire Transfer Fee: $10.00 per Advance
Shipping Fee: $5.50 for all investors other than Countrywide, and $0 for all Countrywide loans, per Advance
Cashier’s Check Fee: N/A
Funding Draft Fee: N/A
File Fee: $12.50 per Advance
Non compliant Fee: Waived
Wet Deficiency Fee: Waived

(a) Other Fees: As set forth in Schedule 1 hereto.

Guarantors:	None

Securitization Commitment:	As set forth in that certain letter agreement dated March 25, 2005 by and among Lender and Borrower.

Borrower may rewarehouse Advances on Lender’s warehouse line to another warehouse provider, so long as the outstanding Advances on Lender’s warehouse line are greater than or equal to 60% of the Aggregate Credit Limit, and such rewarehousing of loans to another warehouse provider shall not cause Borrower’s outstanding Advances to be less than 60% of the Aggregate Credit Limit.

Acknowledged:
CWL:
Aames Capital:
Aames Funding:
Aames Investment:
Aames Financial:

Aames Capital Corporation, Aames Funding Corporation, Aames Investment Corporation and Aames Financial Corporation

March 25, 2005

SCHEDULE 1 (Collateral)

	Tranche Sublimit	Margin over 30 day LIBOR	Advance Rate (A)	Maximum Dwell Time	Commitment Requirements
Tranche F: Subprime Mortgage Loans (1st mortgages, maximum loan amount of $600,000 for a 1st mortgage)	100%	0.95% Dry	Lower of Par; or 97% of MTM; or 97% of Commitment Price	120 days	None, so long as each loan meets the underwriting guidelines in the Attached Exhibit “A” titled Super Aim Program
		1.75% Wet

Tranche G: Closed-End Second Lien Mortgage Loans (A credit grade only)	Lesser of 10% of outstandings or $5 million	0.95% Dry	Lower of Par; or 97% of MTM; or 97% of Commitment Price	120 days	None, so long as each loan meets the underwriting guidelines in the Attached Exhibit “A” titled Super Aim Program
		1.75% Wet

Tranche I: Subprime Mortgage Loans (1st or 2nd mortgages)	100%	0.95% Dry	Lower of Par; or 97% of MTM; or 97% of Commitment Price	120 days	None, so long as each loan meets the underwriting guidelines in the Attached Exhibit “A” titled Super Aim Program
		1.75% Wet

Tranche J: Noncompliant Mortgage Loans	5% of line amount, not to exceed 10% of the outstanding aggregate balance of the facility	2.75% over the margin previously in effect	See schedule 2	Additional 30 days

Wet Mortgage Loans	20% (35% during last 2 and first 5 business days of the month)	Non-compliant or Default Spreads, as applicable, over the initial margin	Lender reserves the right to reduce the Advance rate to zero on wet Advances beyond the wet dwell days.	7 business days

(A)	Advances are calculated by multiplying the Advance Rate by the lower of par, takeout price, or current market price.

•	All fundings are to the closing table.

•	All dwell times and aging are calculated from loan creation date.

•	Aging Maintenance Requirement – Lender will apply the following formula to the collateral base at any time, but not less than monthly or when investor settlements occur. Aging Maintenance Requirements will exclude loans in Tranche I.

Loan Aging	(% of Outstandings)	times	Factor
0 to 30 days	%	times	3%	= X	%

31-59 days	No adjustment required

60 + days	%	times	-15%	= Y	%

				Sum	%

If negative, Sum % shall be multiplied by Outstandings and such funds shall be added to the Required Minimum Over/Under account within two days.

Acknowledged:
CWL:
Aames Capital:
Aames Funding:
Aames Investment:
Aames Financial:

Aames Capital Corporation, Aames Funding Corporation, Aames Investment Corporation and Aames Financial Corporation

March 25, 2005

Schedule 2

Tranche J (Applicable to dry advances only)

Days over Maximum Dwell Time	Reduction in Advance Rate
1 to 30 Days	10%
Investor Rejects	25%

[Signature page to follows]

Acknowledged:
CWL:
Aames Capital:
Aames Funding:
Aames Investment:
Aames Financial:

Aames Capital Corporation, Aames Funding Corporation, Aames Investment Corporation and Aames Financial Corporation

March 25, 2005

Please acknowledge your agreement to the terms and conditions of this Commitment Letter by signing in the appropriate space below and returning a copy of the same to the undersigned. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

Sincerely,

COUNTRYWIDE WAREHOUSE LENDING		AAMES CAPITAL CORPORATION

By:	/s/ Ríju Walia	By:	/s/ Ronald J. Nicolas
	Signature		Signature
Name:	1st VP, Credit & Compliance	Name:	Ronald J. Nicolas

Title:		Title:	Executive Vice President—Finance and Chief Financial Officer

AAMES FUNDING CORPORATION

		By:	/s/ Ronald J. Nicolas
Signature

		Name:	Ronald J. Nicolas

		Title:	Executive Vice President—Finance and Chief Financial Officer

AAMES INVESTMENT CORPORATION

		By:	/s/ Ronald J. Nicolas
Signature

		Name:	Ronald J. Nicolas

		Title:	Executive Vice President—Finance and Chief Financial Officer

AAMES FINANCIAL CORPORATION

		By:	/s/ Ronald J. Nicolas
Signature

		Name:	Ronald J. Nicolas

		Title:	Executive Vice President—Finance and Chief Financial Officer

Acknowledged:
CWL:
Aames Capital:
Aames Funding:
Aames Investment:
Aames Financial: